Third Quarter 2019 Financial Highlights October 16, 2019

3Q19 Financial Results Profits Returns Balance Sheet (a) › Net Income: $1,002 million › ROE: 10.6% › CET1: 11.1% (b) › Diluted EPS: $1.07 › ROTCE: 21.4% › SLR: 6.1% › Returned $1.3 billion to shareholders Pre-tax Income Total Revenue ($ million) ($ million) (4%) - % 3,057 › Lower revenues mainly due to net 1,334 1,285 1,287 50 interest revenue and investment 3,002 - % management and performance fees 45 Services Investment 3,044 40 › Flat Investment Services revenues 33% 33% 33% as fee growth was more than offset 35 by lower net interest revenue 30 1,015 › Ongoing cost efficiency 25 917 (12)% › Stable operating margin 20 Investment Management 890 15 › Attractive capital returns 3Q18 2Q19 3Q19 3Q18 2Q19 3Q19 Pre-tax operating margin Note: See page 13 for corresponding footnotes in Appendix. 22 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

3Q19 Financial Highlights ($ millions, except per share data) 3Q19 2Q19 3Q18 Total revenue $3,861 (2)% (5)% Fee revenue 3,129 1 (1) Net interest revenue 730 (9) (18) Provision for credit losses (16) N/M N/M Noninterest expense 2,590 (2) (5) Income before income taxes 1,287 - (4) Net income applicable to common shareholders $1,002 3% (7)% Earnings per common share $1.07 6% 1% Operating leverage (a) 54 bps 30 bps Pre-tax operating margin 33% 53 bps 52 bps Return on common equity 10.6% 21 bps (65) bps Return on tangible common equity (b) 21.4% 22 bps (165) bps Notable items impacting 3Q19 and 3Q18 Increase / (decrease) Revenue Expense EPS › 3Q19 includes a lease-related impairment negatively impacting net 3Q19 (70) (74) $0.01 interest revenue and a net reduction of reserves for tax-related exposure of certain investment management funds benefiting expenses 3Q18 (13) 62 $(0.01) › 3Q18 includes adjustments for U.S. tax legislation and litigation charge impact Note: See page 13 for corresponding footnotes in Appendix. N/M - not meaningful; bps - basis points 33 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Capital and Liquidity 3Q19 2Q19 3Q18 Consolidated regulatory capital ratios: (a) Common Equity Tier 1 (“CET1”) ratio 11.1% 11.1% 11.2% Tier 1 capital ratio 13.2 13.2 13.3 Total capital ratio 14.0 14.0 14.1 Tier 1 leverage ratio 6.6 6.8 7.0 Supplementary leverage ratio (“SLR”) 6.1 6.3 6.4 Average liquidity coverage ratio (“LCR”) 117% 117% 121% Book value per common share $40.75 $40.30 $38.45 Tangible book value per common share – (non-GAAP) (b) $20.59 $20.45 $19.35 Cash dividends per common share $0.31 $0.28 $0.28 Common shares outstanding (thousands) 922,199 942,662 988,777 Note: See page 13 for corresponding footnotes in Appendix. 44 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Balance Sheet ($ billions unless otherwise noted) Average Interest-Earning Assets Average Deposits › Higher deposit balances +5% – higher interest-bearing deposits partially offset +2% by lower noninterest-bearing deposit balances +8% 294 287 +3% › High quality and liquid securities portfolio 279 51 226 › Lower yield on interest-earning assets sequentially 50 221 54 209 › Net interest revenue of $730 million and NIM of (1) 2.74% 2.72% 0.99% – quarter-on-quarter decline primarily driven by 2.33% 2.63% lease-related impairment of $70 million 124 127 149 168 177 123 1.04% 0.98% 3Q19 2Q19 3Q18 0.63% Net interest revenue ($m) 730 (9)% (18)% (1) excluding impairment 800 (0)% (10)% 113 116 61 Net interest margin 0.99% (13) bps (28) bps 103 53 49 (1) excluding impairment 1.09% (3) bps (18) bps (1) Represents a non-GAAP measure; excludes $70m lease-related impairment, or 10bp impact to 3Q18 2Q19 3Q19 3Q18 2Q19 3Q19 NIM, and a 9bp impact to the interest-earning assets average rate. Total interest-earning assets average rate Interest-bearing deposits rate Loans Interest-bearing deposits Securities Noninterest-bearing deposits Cash/Reverse Repo Note: May not foot due to rounding. bps – basis points 55 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Yield Curve Net Interest Revenue 7/17/19 10/11/19 2.5% 2.0% 1.5% 1.0% 1m 3m 12m 2Y 5Y 10Y Drivers of Sequential NIR Change ($ millions) USD LIBOR US Treasury 802 800 730 (70) 2Q19 − Average NIB + Average IB + Lower − Lower interest- 3Q19 − Lease-related 3Q19 deposit deposit funding earning asset excluding impairment (1) balances balances up costs yields impairment down ~$4bn by ~$10bn + Higher earning assets + Hedging / Other (1) Represents a non-GAAP measure. See page 5 for additional information. 66 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Noninterest Expense ($ millions) 3Q19 2Q19 3Q18 › Noninterest expense down 5% year-over-year Staff $1,479 4% - % – mostly due to reduction of previously Professional, legal and other purchased 316 (6) (5) established reserves for potential tax-related services exposure of certain investment management Software and equipment 309 2 18 funds that we manage, net of staff expense, Net occupancy 138 - (1) and lower litigation expense Sub-custodian and clearing 111 (3) 5 – the remaining slight decrease primarily Distribution and servicing 97 3 (2) reflects the continued investments in technology, which were more than offset by Business development 47 (16) (8) lower other expenses and the favorable Bank assessment charges 31 - (37) impact of a stronger U.S. dollar Amortization of intangible assets 30 - (38) Other 32 (74) (82) › Technology expenses are included in staff, professional, legal and other purchased services Total noninterest expense $2,590 (2)% (5)% and software and equipment 77 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Investment Services

Financial Highlights ($ millions unless otherwise noted)	3Q19	Δ 2Q19	Δ 3Q18
Total revenue by line of business:			
Asset Servicing	$1,405	1%	(4)%
Pershing	568	1	2
Issuer Services	466	4	3
Treasury Services	312	(2)	(4)
Clearance and Collateral Management	293	3	11
Total revenue	3,044	1	-
Provision for credit losses	(15)	N/M	N/M
Noninterest expense	1,965	1	(3)
Income before taxes	$1,094	4%	7%
Pre-tax operating margin	36%	91 bps	240 bps

Key Metrics			
Foreign exchange and other trading revenue	$160	5%	(1)%
Securities lending revenue	39	(3)	(25)
Average loans	32,758	1	(7)
Average deposits	208,044	3	8
AUC/A at period end (tr) [a]	35.8	1	4
Market value of securities on loan at period end (bn) [b]	$362	(2)%	(13)%
Pershing			
Average active clearing accounts (U.S. platform) (thousands)	6,283	-	3
Clearance and Collateral Management			
Average tri-party collateral mgmt. balances (tr)	$3.6	4%	19%

- Asset Servicing down 4% year-over-year on lower client activity, securities lending revenue and net interest revenue and the unfavorable impact of a stronger U.S. dollar
- Pershing up 2% on growth in client assets and accounts partially offset by lower net interest revenue
- Issuer Services up 3% on higher Depositary Receipts revenue and higher volumes in Corporate Trust, partially offset by lower net interest revenue in Corporate Trust
- Treasury Services down 4% on lower net interest revenue
- Clearance and Collateral Management up 11% on growth in clearance volumes and collateral management from new business, partially offset by lower net interest revenue
- AUC/A of $35.8 trillion up 4% on higher market values and net new business, partially offset by the unfavorable impact of a stronger U.S. dollar

Note: See page 13 for corresponding footnotes in Appendix. N/M - not meaningful; bps - basis points

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Third Quarter 2019 – Financial Highlights
BNY MELLON

Investment Services - Revenue Drivers

($ millions)


(4)%
1,458
1,405
3Q18
3Q19
+2%
558
568
3Q18
3Q19
+3%
453
466
3Q18
3Q19
(4)%
324
312
3Q18
3Q19
+11%
264
293
3Q18
3Q19

Asset Servicing

+ AUC/A
- Lower client activity
- Lower securities lending revenue
- Deposit pricing

Pershing

+ Higher client assets and accounts from new and existing clients
+ Transaction volumes
- Margin loans

Issuer Services

+ Depositary receipts transaction volumes and timing
+ Corporate Trust new business and volumes
- Lower NIR in Corporate Trust

Treasury Services

+ Interest-bearing deposit balances
+ Payment volumes
- Noninterest-bearing deposits
- Deposit pricing

Clearance and Collateral

+ New business from new and existing clients
+ Average tri-party balances
+ U.S. government securities clearance volumes
- Loan volumes

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Third Quarter 2019 – Financial Highlights
BNY MELLON

Investment Management

Financial Highlights ($ millions unless otherwise noted)	3Q19	Δ 2Q19	Δ 3Q18
Total revenue by line of business:			
Asset Management	$605	(2)%	(14)%
Wealth Management	285	(5)	(8)
Total revenue	890	(3)	(12)
Provision for credit losses	-	N/M	N/M
Noninterest expense	590	(10)	(16)
Income before taxes	$300	13%	(5)%
Pre-tax operating margin	34%	466 bps	250 bps
Pre-tax operating margin (non-GAAP) [a]	38%	553 bps	330 bps

Key Metrics			
Average loans	$16,260	- %	(3)%
Average deposits	14,083	(4)	(4)
Wealth Management client assets (bn) [b]	$259	1%	(1)%

Changes in AUM (bn) [c]	3Q19	2Q19	3Q18
Beginning balance	$1,843	$1,841	$1,805
Equity	(4)	(2)	(2)
Fixed income	2	(4)	2
Liability-driven investments	(4)	1	16
Multi-asset and alternatives	(1)	1	2
Index	(3)	(22)	(3)
Cash	11	2	-
Total net inflows (outflows)	1	(24)	15
Net market impact	66	42	18
Net currency impact	(29)	(16)	(10)
Ending balance	$1,881	$1,843	$1,828

- Asset Management down 14% year-over-year on cumulative AUM outflows since 3Q18, lower performance fees, the impact of hedging activities and the unfavorable impact of a stronger U.S. dollar, partially offset by higher market values
- Wealth Management down 8% primarily reflects lower net interest revenue, partially offset by higher market values
- Noninterest expense down 16% primarily reflecting the net reduction of the reserves for tax-related exposure of certain investment management funds, the favorable impact of a stronger U.S. dollar and lower staff expense
- AUM of $1.9 trillion up 3% primarily reflecting higher market values, partially offset by the unfavorable impact of a stronger U.S. dollar and net outflows

Note: See page 13 for corresponding footnotes in Appendix. N/M - not meaningful; bps - basis points

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Third Quarter 2019 – Financial Highlights
BNY MELLON

Other Segment ($($ millions) millions) 3Q19 2Q19 3Q18 › Fee revenue, net securities (losses) gains and net $5 $34 $7 Fee revenue interest expense include corporate treasury and Net securities (losses) gains (1) 7 - other investment activity, including hedging activity Total fee and other revenue 4 41 7 which offsets between fee revenue and net interest Net interest (expense) (80) (40) (13) expense Total (loss) revenue (76) 1 (6) Provision for credit losses (1) (2) (2) › Total revenue decreased and net interest expense increased year-over-year reflecting the lease-related Noninterest expense 35 39 6 impairment and corporate treasury activity (Loss) before taxes $(110) $(36) $(10) › Noninterest expense increased year-over-year primarily reflecting higher staff expense 1111 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Appendix

Footnotes 3Q19 Financial Results - Page 2 (a) Reflects net income applicable to common shareholders. (b) Quarterly returns are annualized. See page 14 for a reconciliation of this non-GAAP measure. 3Q19 Financial Highlights - Page 3 (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. (b) Quarterly returns are annualized. See page 14 for a reconciliation of this non-GAAP measure. Capital and Liquidity, Page 4 (a) Regulatory capital ratios for Sept. 30, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods included was the Advanced Approaches. (b) Tangible book value per common share – non-GAAP – excludes goodwill and intangible assets, net of deferred tax liabilities. See page 14 for a reconciliation of this non-GAAP measure. Investment Services, Page 8 (a) Current period is preliminary. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4 trillion at Sept. 30, 2019, June 30, 2019 and Sept. 30, 2018. (b) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at Sept. 30, 2019, $64 billion at June 30, 2019 and $69 billion at Sept. 30, 2018. Investment Management, Page 10 (a) Net of distribution and servicing expense. See page 15 for a reconciliation of this non-GAAP measure. (b) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. (c) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. 1313 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Return on Common Equity and Tangible Common Equity Reconciliation

($ millions)	3Q19	2Q19	3Q18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,002	$969	$1,075
Add: Amortization of intangible assets	30	30	48
Less: Tax impact of amortization of intangible assets	7	7	11
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – non-GAAP	$1,025	$992	$1,112
Average common shareholders' equity	$37,597	$37,487	$38,036
Less: Average goodwill	17,267	17,343	17,391
Average intangible assets	3,141	3,178	3,283
Add: Deferred tax liability – tax deductible goodwill	1,103	1,094	1,066
Deferred tax liability – intangible assets	679	687	699
Average tangible common shareholders' equity – non-GAAP	$18,971	$18,747	$19,127
Return on common equity (annualized) – GAAP	10.6%	10.4%	11.2%
Return on tangible common equity (annualized) – non-GAAP	21.4%	21.2%	23.1%

Book Value and Tangible Book Value Per Common Share Reconciliation

($ millions, except common shares)	Sept. 30, 2019	Jun 30, 2019	Sept. 30, 2018
BNY Mellon shareholders' equity at period end – GAAP	$41,120	$41,533	$41,560
Less: Preferred stock	3,542	3,542	3,542
BNY Mellon common shareholders' equity at period end – GAAP	37,578	37,991	38,018
Less: Goodwill	17,248	17,337	17,390
Intangible assets	3,124	3,160	3,258
Add: Deferred tax liability – tax deductible goodwill	1,103	1,094	1,066
Deferred tax liability – intangible assets	679	687	699
BNY Mellon tangible common shareholders' equity at period end – non-GAAP	$18,988	$19,275	$19,135
Period-end common shares outstanding (thousands)	922,199	942,662	988,777
Book value per common share – GAAP	$40.75	$40.30	$38.45
Tangible book value per common share – non-GAAP	$20.59	$20.45	$19.35

14 Third Quarter 2019 – Financial Highlights

BNY MELLON

Pre-tax Operating Margin Reconciliation - Investment Management Business ($ millions) 3Q19 2Q19 3Q18 Income before income taxes – GAAP $300 $265 $316 Total revenue – GAAP $890 $917 $1,015 Less: Distribution and servicing expense 98 94 99 Adjusted total revenue, net of distribution and servicing expense – non-GAAP $792 $823 $916 Pre-tax operating margin – GAAP (a) 34% 29% 31% Pre-tax operating margin, net of distribution and servicing expense – non-GAAP (a) 38% 32% 35% (a) Income before income taxes divided by total revenue. 1515 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights

Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “future” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, revenue, net interest revenue, fees, expenses, cost discipline, sustainable growth, company management, deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Quarterly Report on Form 10-Q for the third quarter of 2019. All forward-looking statements speak only as of October 16, 2019, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2018 Annual Report, and are available at www.bnymellon.com/investorrelations. 1616 ThirdFirst QuarterQuarter 2019 2019 – –FinancialFinancial Highlights Highlights